                                                                  EXHIBIT (j)(1)






            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM



The Board of Trustees
ING Variable Products Trust:

We consent to the use of our reports dated February 11, 2005 incorporated herein by reference and to the references to our firm under the headings "Financial Highlights" in the Prospectuses and "Other Information" in the Statement of Additional Information.

                                  /s/KPMG LLP

Los Angeles, California
April 4, 2005